Wegener Investment Trust

Wegener Adaptive Growth Fund

Supplement dated August 30, 2013 to the Prospectus dated November 1, 2012

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The following language is added after the last bulleted paragraph of the “Principal Risks of Investing in the Fund” portion of the “Fund Summary” section of the Prospectus:

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Sector Risk.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

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Gold and Precious Metals Risk.  The Fund may hold substantial investments in gold and other precious metals (including silver, platinum, palladium and other precious metals) operating companies. The price of gold and precious metals operating companies is strongly affected by the price of gold or other precious metals such as platinum, palladium and silver, as well as by certain costs and business and operational risks directly associated with their operations. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which in turn could affect the Fund’s returns. In addition, some gold and precious metals mining companies have hedged their exposure to falls in the price of gold or precious metals by selling forward future production, which could limit the company’s benefit from future rises in the price of gold or precious metals.  Mining operations have varying expected life spans and those with a short expected life span may experience more stock price volatility. Companies developing precious metals mines may present greater risks than companies with mines in production.  Also investments in mining and in metals entail the risk that the Fund’s investments might not qualify as a "regulated investment company" under the Internal Revenue Code, and its income and capital gains might become subject to federal income taxes, reducing returns to shareholders.

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Junior and Mid-Tier Mining Companies Risk.  Securities of junior and mid-tier mining companies are often more speculative in nature, and tend to be less liquid and more volatile in price than securities of larger mining companies.

The following language is added after the last bulleted paragraph of the “Principal Risks of Investing in the Fund” portion of the “Additional Information about the Fund’s Principal Investment Strategies and Related Risks” section of the Prospectus:

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Sector Risk.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole.  The Fund may, from time to time, emphasize investments in one or more sectors, such as, for example, the financial or healthcare sectors.  Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

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Gold and Precious Metals Risk. The Fund may hold substantial investments in the gold and other precious metals (including silver, platinum, palladium and other precious metals) industries. There currently are a limited number of platinum and palladium operations companies, which restricts the Fund's ability to diversify its investments in those metals.

The price of gold and precious metals operating companies is strongly affected by the price of gold and other precious metals such as platinum, palladium and silver. These prices may fluctuate substantially over short periods of time, so the Fund's share price may be more volatile than other types of investments. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund's returns. The price of gold and other precious metals is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; for example, if Russia or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; and (3) demand for gold bullion as an investment, including in bar form and underlying assets for exchange-traded funds.

Some gold and precious metals mining companies have hedged, to varying degrees, their exposure to falls in the price of gold or precious metals by selling forward future production. Such hedging also limits a company’s ability to benefit from future rises in the price of gold or precious metals. In addition, hedging techniques introduce their own risks, including the possible inability of a mining company or another party to meet its contractual obligations and potential margin requirements.

The price of gold and precious metals operating companies is directly affected by: (1) environmental, labor, and other costs in mining and production; (2) labor disruptions; (3) operational issues and failures, such as damage to mines as a result of accidents; (4) access to reliable energy and equipment supplies; (5) changes in laws relating to mining, production, or sales; and (6) adverse currency fluctuations in the countries where these companies operate. The Fund generally invests a substantial portion of its assets in the securities of mining companies. Mining operations have varying expected life spans. Securities of mining companies that have mines with a short expected life span may experience greater price volatility than those that have a long expected life span. Investments in companies developing gold, silver, platinum, palladium or other precious metals mines that have no current production from mining operations and no immediate source of cash flow, may present greater risks than companies with mines in production. Companies developing precious metals mines may not produce precious metals at all, or in smaller quantities, than expected. The volatility of these mining companies is typically greater than that of companies with mines in production.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the Fund's investment strategies. In addition, the Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). PFIC investments may affect the Fund’s income distributions as capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it.

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Junior and Mid-Tier Mining Companies Risk.  Securities of junior and mid-tier mining companies are often more speculative in nature, and tend to be less liquid and more volatile in price than securities of larger mining companies. A significant amount of junior and mid-tier mining companies that are in the exploration stage only or that hold properties that may not ultimately produce gold, silver, platinum, palladium or other precious metals. The exploration and development of mineral deposits involve significant financial risks over a significant period of time. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities. Many junior and mid-tier mining companies operate at a loss and are dependent on securing financing which may be more difficult to secure for an early stage mining company than for a more established mining company. Securities of junior and mid-tier mining companies may be thinly traded and subject to frequent and significant fluctuations in price, which could adversely affect the value of the Fund’s investments.

The following language is added as the last paragraph in the “How to Redeem Shares” section of the Prospectus:

Redemptions in Kind.  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued under the Fund's net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

This Supplement and the existing Prospectus, dated November 1, 2012, as supplemented on January 8, 2013, and Statement of Additional Information, dated November 1, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus, dated November 1, 2012, as supplemented on January 8, 2013, and the Statement of Additional Information, dated November 1, 2012, have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-595-4077.

Wegener Investment Trust

3350 Monarch Lane

Annandale, VA 22003

1-800-595-4077

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.